UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   February 2, 2005

FIRST SECURITY BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)
Kentucky	000-49781	61-1364206

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

318 East Main Street	Lexington, Kentucky	40507

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (859) 367-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

              On February 2, 2005, First Security Bancorp, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's operating results for the fourth quarter ended December 31, 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c)   The following exhibits are furnished as a part of this Report:

                      99.1   Press Release dated February 2, 2005.

             The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SECURITY BANCORP, INC. (Registrant)
Date: February 2, 2005	By:/s/ John G. Sullivan John Sullivan, Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated February 2, 2005

3